NOVEMBER 2026 • NYSE:APLE INVESTOR PRESENTATION Exhibit 99.1

FORWARD-LOOKING STATEMENTS Certain statements made in this presentation are forward-looking statements. These forward-looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Forward-looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would,” “outlook,” “strategy,” “targets,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any forward-looking statement to reflect changed assumptions or the occurrence of unanticipated events or changes to future operating results, unless required to do so by law. Such factors include, but are not limited to, the ability of Apple Hospitality REIT, Inc. (the “Company,” “Apple Hospitality,” “Apple” or “APLE”) to effectively acquire and dispose of properties and redeploy proceeds; the anticipated timing and frequency of shareholder distributions; the ability of the Company to fund capital obligations; the ability of the Company to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions (including the potential effects of tariffs, inflation or a recessionary environment); reduced business and leisure travel due to geopolitical uncertainty, including terrorism and acts of war; travel-related health concerns, including widespread outbreaks of infectious or contagious diseases in the U.S.; inclement weather conditions, including natural disasters such as hurricanes, earthquakes and wildfires; government shutdowns, airline strikes or equipment failures or other disruptions; adverse changes in the real estate and real estate capital markets; financing risks; changes in interest rates; litigation risks; regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust; or other risks detailed in filings made by Apple Hospitality with the Securities and Exchange Commission (“SEC”). Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. Cover photo: Residence Inn Richmond Downtown HILTON GARDEN INN MADISON DOWNTOWN

Note: Hotel portfolio statistics as of November 5, 2026. Market categorization based on STR designation. Average Effective Age represents years since hotels were built or last renovated. Average actual age of hotels is 18 years. The Tripadvisor® rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through September 30, 2026. Net Total Debt to Total Capitalization calculation based on (as of September 30, 2026) total debt outstanding, net of cash and cash equivalents (“net total debt outstanding”), divided by net total debt outstanding plus equity market capitalization based on the Company’s closing share price of $16.16 and outstanding common shares. Based on hotels owned as of September 30, 2026. Scale Ownership of Upscale, Rooms-Focused Hotels Industry-Leading Brands and Operators Broad Geographic Diversification Consistent Reinvestment(1) Strong, Flexible Balance Sheet(2) 216 HOTELS 16 BRANDS 37 STATES 5 yrs AVERAGE EFFECTIVE AGE 28% NET TOTAL DEBT TO TOTAL CAPITALIZATION 29,459 GUEST ROOMS 60% OUTSTANDING DEBT EFFECTIVELY FIXED 99% ROOMS-FOCUSED 16 MANAGEMENT COMPANIES 83 MARKETS 4.3 AVERAGE TRIPADVISOR® RATING 207 HOTELS UNENCUMBERED COMPANY PROFILE AND PROVEN INVESTMENT STRATEGY Apple Hospitality is a publicly traded real estate investment trust that owns one of the largest and most diverse portfolios of upscale, rooms-focused hotels in the United States.

See following pages for reconciliation to actual revenue and net income. Annualized distribution of $0.96 per common share represents an annual yield of approximately 5.2%, based on October 30, 2026, closing price of $18.52. Note: Statistics above compare the Company's performance with the performance of specific industry indices using total shareholder return ("TSR"). Net Total Debt to Total Capitalization calculation based on (as of September 30, 2026) total debt outstanding, net of cash and cash equivalents (“net total debt outstanding”), divided by net total debt outstanding plus equity market capitalization based on the Company’s closing share price of $16.16 and outstanding common shares. $1.4 Billion IN REVENUE Full Year 2025 $1.55 2025 MFFO PER SHARE(1) $0.74 Net Income Per Share $240.4 Million DISTRIBUTIONS PAID In 2025 +12.7 ppts TSR Outperformance vs. Dow Jones U.S. Real Estate Hotels Index for the 2021-2025 Period 5.2% ANNUAL YIELD(2) $0.96 Per Share +20.5 ppts TSR Outperformance vs. Nareit Lodging/Resorts Index for the 2021-2025 Period EXCHANGE: TICKER NYSE: APLE DIVIDEND YIELD at 10/30/2026 5.2% annual yield, annual rate of $0.96 per share, paid monthly AVERAGE TRADING VOLUME TTM 10/30/2026 2.9 Million shares per day EQUITY MARKET CAP at 9/30/2026 $3.8 Billion NET DEBT at 9/30/2026 $1.4 Billion, 28% net total debt outstanding to total capitalization TOTAL ENTERPRISE VALUE at 9/30/2026 $5.3 Billion COMPARABLE HOTELS REVENUE(1) TTM 9/30/2026 $1.4 Billion COMPARABLE HOTELS ADJUSTED HOTEL EBITDA MARGIN(1) TTM 9/30/2026 35.0% 2026 ESTIMATED CAPEX $85 Million to $95 Million EXECUTIVE TARGET COMPENSATION STRUCTURE 77% executive target compensation incentive based COMPANY OVERVIEW

VALUES Hospitality – We are thoughtful in our interactions with others and know that strong, caring relationships are the core of our industry. Resolve – We are passionate about the work we do and are steadfast in our commitment to our shareholders. Excellence – We are driven to succeed and improve through innovation and perseverance. Integrity – We are trustworthy and accountable. Teamwork – We support and empower one another, embracing diversity of opinion and background. We are a leading real estate investment company committed to increasing shareholder value through the distribution of attractive dividends and long-term capital appreciation. MISSION Average executive tenure with the Apple REIT Companies is 20 years Established and operated 8 public hospitality REITs Raised and invested approximately $7.4 billion of equity in hotel assets Purchased 458 hotels Purchased as many as 74 hotels in a single year through individual hotel and small portfolio transactions Managed $1.3 billion in CapEx and renovation spending Sold 4 REITs in 3 transactions totaling $2.7 billion Merged 3 REITs and listed Company on NYSE Completed $1.3 billion Apple REIT Ten merger Representation on over 30 brand and industry advisory boards and councils MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES EMBASSY SUITES MADISON DOWNTOWN

PROVEN INVESTMENT STRATEGY Concentrate on Upscale, rooms-focused hotels Efficient operating model yields higher margins Resilient group business Scale ownership minimizes relative G&A load and provides fixed cost efficiencies Unparalleled access to data and operational expertise Align with the best brands in the rooms-focused category Invested in Hilton®, Marriott® and Hyatt® branded hotels with broad consumer appeal which benefit from strong reservation systems and loyalty programs Hire industry-leading operators and maximize performance through benchmarking and asset management Strong regional and national operators with unique management structure align owner and operator to maximize performance in all market environments Analytical, data-driven asset management benchmarks and shares best practices to maximize property-level results Strategic revenue management optimizes mix of business and maximizes bottom-line performance Pursue broad geographic diversification Broad geographic diversification reduces portfolio volatility and provides exposure to a wide variety of demand generators Enhance portfolio through accretive acquisitions, opportunistic dispositions and strategic reinvestment Well-maintained portfolio with average effective age of 5 years ensures competitiveness Strategic acquisitions and dispositions optimize portfolio for long-term growth Prudent capital allocation preserves balance sheet capacity for investments at optimal point in cycle Maintain a strong, flexible balance sheet Strong balance sheet provides security through cycles Positioned to pursue accretive opportunities Conservative capital structure with staggered maturities lowers capital costs and preserves equity value 6 RESIDENCE INN PORTLAND DOWNTOWN/WATERFRONT

Q3 2026 KEY TAKEAWAYS OPERATING PERFORMANCE EXCEEDED EXPECTATIONS Comparable Hotels RevPAR +7.3% Comparable Hotels Adjusted Hotel EBITDA Margin expansion of 210 bps Business and leisure demand continued to improve broadly across the portfolio, as consumers continue to prioritize travel Comparable Hotels RevPAR growth of approximately 10% for the month of October 2026 Favorable year-over-year government travel comparisons through year end provide an additional near-term tailwind beyond underlying demand growth CONTINUED CAPITAL ALLOCATION DISCIPLINE Five hotels under contract for sale for combined gross sales price of $71.8 million Year to date through September, reinvested approximately $58 million in Capital Improvements MONTHLY DIVIDEND BOOSTS TOTAL SHAREHOLDER RETURNS $57 million in third quarter distributions, $0.24 per common share Monthly dividend of $0.08 per common share Annualized yield of 5.2% based on October 30th closing price of $18.52 MAINTAINED STRONG, FLEXIBLE BALANCE SHEET Approximately 28% net total debt to total capitalization at quarter end $700 million available on revolving credit facility following refinancing transactions in July 2026 Favorably laddered debt maturity schedule with no significant maturities until 2029 207 unencumbered assets 3.0x net debt to EBITDA ATTRACTIVE SUPPLY OUTLOOK 50% of hotels have no new supply under construction within a five-mile radius RESIDENCE INN RICHMOND DOWNTOWN Note: Unless otherwise stated, all changes in performance metrics refer to year-over-year changes for the comparable period. Reconciliation of net income to non-GAAP financial measures included in following pages.

YEAR-OVER-YEAR PERFORMANCE ($ in thousands except statistical data and per share amounts) Third Quarter 2026 Performance at a Glance Note: Comparable Hotels is defined as the 212 hotels owned and held for use by the Company as of September 30, 2026. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions and assets held for sale, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of net income to non-GAAP financial measures is included in the following pages. Three Months Ended September 30, Nine Months Ended September 30, 2026 2025 % CHANGE to 2025 2026 2025 % CHANGE to 2025 Comparable Hotels ADR $170.53 $163.45 4.3% $166.38 $161.82 2.8% Comparable Hotels Occupancy 78.3% 76.2% 2.8% 77.1% 75.4% 2.3% Comparable Hotels RevPAR $133.60 $124.55 7.3% $128.24 $122.00 5.1% Comparable Hotels Total Revenue $393,571 $363,763 8.2% $1,124,294 $1,056,462 6.4% Comparable Hotels Adjusted Hotel EBITDA $145,857 $127,160 14.7% $405,388 $368,802 9.9% Comparable Hotels Adjusted Hotel EBITDA Margin % 37.1% 35.0% 210 bps 36.1% 34.9% 120 bps Modified Funds From Operations (MFFO) $117,950 $101,721 16.0% $321,603 $293,735 9.5% MFFO per share $0.50 $0.43 16.3% $1.36 $1.23 10.6% MOTTO NASHVILLE DOWNTOWN

Upscale/Rooms-Focused YTD September 30, 2026 Hotel EBITDA Margin and RevPAR Comparison Upper Upscale/Full-Service EFFICIENT OPERATIONS HAMPTON INN & SUITES PHOENIX NORTH/HAPPY VALLEY Source: Company filings. Assumptions may vary by company. See explanation and reconciliation of Adjusted Hotel EBITDA to net income included in subsequent pages. Upscale & Upper Upscale Combined Rooms-focused operating model produces strong margins (1)

Upscale/Rooms-Focused Net Debt to TTM EBITDA Ratio at September 30, 2026 Upper Upscale/Full-Service NET DEBT TO EBITDA COMPARISON HAMPTON INN & SUITES ATLANTA-DOWNTOWN Source: Company filings. Net debt calculated as total debt per each company’s balance sheet, less cash and cash equivalents, divided by TTM Adjusted EBITDA as reported. See explanation and reconciliation of Adjusted EBITDA to net income included in subsequent pages. INN’s EBITDA reflects consolidated Adjusted EBITDAre, which excludes INN’s adjustments for non-controlling interests in consolidated joint ventures, so that it is on the same basis as its consolidated balance sheet debt. Upscale & Upper Upscale Combined Low leverage has always been a key component of our strategy, providing stability and optionality across economic cycles (1) (2)

- +1% -3% -4% -1% - +1% -3% -3% -2% -3% - -1% +1% +6% +5% +4% +7% +6% +5% +11% % Change in RevPAR Compared to Same Period of Prior Year COMPARABLE HOTELS OPERATING TRENDS Note: Comparable Hotels is defined as the 212 hotels owned and held for use by the Company as of September 30, 2026. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions and assets held for sale, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Occupancy COMPARABLE HOTELS OCCUPANCY TRENDS Note: Comparable Hotels is defined as the 212 hotels owned and held for use by the Company as of September 30, 2026. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions and assets held for sale, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Source: Weekly data provided by STR for hotels owned by the Company and may differ from actual results achieved. Continued Strength in Comparable Hotels Occupancy -2% -1% -2% -3% -1% -1% +1% -2% -2% -2% -3% - - +2% +4% +2% +2% +1% +2% +2% +5% +4% +1% +3% +6% +6% +1% % Change in Occupancy Compared to Same Period of Prior Year Week ended

Source: Data provided by STR for hotels owned by the Company for the periods noted and may differ from actual results achieved. Weekday occupancy includes Sunday through Thursday nights, and weekend occupancy includes Friday and Saturday nights. WEEKDAY VS. WEEKEND OCCUPANCY Occupancy Monthly Data Weekly Data Continued Strength in Absolute Weekday and Weekend Occupancy

PORTFOLIO POISED FOR CONTINUED OUTPERFORMANCE FAVORABLE FUNDAMENTALS Broad-based demand: sustained strength in leisure and group, accelerating business transient Limited near-term new supply in our markets DURABLE MODEL Rooms-focused hotels under leading brands, appealing to a wide range of business and leisure travelers Diversified across markets and demand generators Efficient operations and prudent expense management drive higher margins With CapEx well below full-service portfolios, more of that margin converts to free cash flow ACCRETIVE CAPITAL RECYCLING Younger portfolio with lower near-term CapEx Greater exposure to markets with stronger growth potential AMPLE CAPACITY TO GROW Free cash flow after distributions provides internal capital for growth Strong, flexible balance sheet supports accretive acquisitions COURTYARD PHOENIX NORTH/HAPPY VALLEY

High margins combined with low CapEx needs results in strong free cash flow Broad geographic diversification enhances portfolio stability Strong value proposition for business and leisure guests drives resilient demand Low debt means less volatility Low supply growth favorably shifts risk and growth profiles POSITIONED FOR OUTPERFORMANCE ACROSS CYCLES STABILITY THROUGH CYCLES LEADS TO OUTPERFORMANCE

SCALE OWNERSHIP OF ROOMS-FOCUSED HOTELS WITH BROAD CONSUMER APPEAL 39 2 30 27 33 8 10 8 10 3 34 4 1 4 1 Note: Number of hotels the Company owns by brand as of November 5, 2026. hotels in portfolio hotels in portfolio hotels in portfolio hotels in portfolio hotels in portfolio hotels in portfolio hotels in portfolio hotels in portfolio hotels in portfolio hotels in portfolio hotel in portfolio hotel in portfolio hotels in portfolio hotels in portfolio hotels in portfolio

BENEFITS OF BRANDED SELECT-SERVICE HOTELS Total revenue primarily derived from rooms sold Ability to cross-utilize associates to maximize efficiencies High margins Fewer outlets to manage Less public space to maintain Resilient group business Efficient Operating Model Broad Consumer Appeal Maximize Shareholder Value High-quality hotels with strong value proposition for guests Product attractive to business and leisure travelers Award-winning service, innovative design and modern amenities Strong reservation systems and loyalty programs Global distribution creates strong consumer awareness Ability to optimize mix of business to drive RevPAR and EBITDA Lower downside risk with meaningful upside High margins drive overall profitability Lower long-term capital needs Institutional brands foster strong resale market, financing flexibility and investor confidence COURTYARD VIRGINIA BEACH OCEANFRONT/SOUTH HOMEWOOD SUITES HUNTSVILLE-VILLAGE OF PROVIDENCE HOME2 SUITES ANCHORAGE/MIDTOWN

BROAD GEOGRAPHIC DIVERSIFICATION Broad geographic diversification provides exposure to wide variety of demand generators Markets benefit from a mix of business and leisure demand Portfolio benefits from both large corporate negotiated and small and midmarket local negotiated business demand Low dependence on inbound international travel Unparalleled exposure to business-friendly markets which continue to benefit from population shifts Diversification across 83 markets helps drive strong, consistent performance Note: Hotel locations as of November 5, 2026. Highlighted markets represent largest markets in Apple Hospitality’s portfolio based on Comparable Hotels Adjusted Hotel EBITDA contribution for the nine months ended September 30, 2026. Market categorizations based on STR designations. 5% 4% 3% 5% 3% 4% 3% 3% 4% 4% 3% 4% 4%

MARKET STRATEGY HIGH-DENSITY SUBURBAN Properties ideally located in upscale submarkets with attractive cost structures that benefit from a broad mix of business and leisure demand generators and resilient group business. With proximity to an array of guest amenities and conveniences, these locations help drive strong, consistent performance. Note: Comparable Hotels Adjusted Hotel EBITDA contribution by location type based on the nine months ended September 30, 2026. Market and location categorizations based on STR designations. URBAN Properties located in business-friendly cities. Beneficiaries of demographic shifts and economic development, these urban locations are home to numerous demand generators, not heavily dependent on inbound international travel and poised for continued growth. HYATT PLACE GREENVILLE DOWNTOWN Adjusted Hotel EBITDA contribution by location type Diversification across high-density location types helps drive strong, consistent performance HOME2 SUITES ANCHORAGE/MIDTOWN EMBASSY SUITES MADISON DOWNTOWN RESIDENCE INN LOS ANGELES BURBANK/DOWNTOWN COURTYARD SEATTLE KIRKLAND ALOFT PORTLAND DOWNTOWN WATERFRONT ME

STRONG OPERATING MARGINS APLE has a proven record of maximizing operating margins across economic cycles APLE is well positioned to maximize efficiencies and drive profitability: Broad consumer appeal allows for optimization of business mix to drive ADR and RevPAR growth Rooms-focused hotels are inherently efficient Higher margins amplify bottom-line impact of top-line growth Unparalleled access to performance data allows benchmarking to identify and share best practices Flexible labor and in place labor management systems (with centralized reporting) provide opportunity to maximize productivity Investments in hotel associates and training lower turnover and reduce reliance on contract labor over time AC HOTEL LOUISVILLE DOWNTOWN

LIMITED NEAR-TERM IMPACT FROM NEW SUPPLY New construction starts have meaningfully decreased since onset of pandemic with anticipated delays in completion Approximately 50% of our hotels do not have any exposure to new projects currently under construction within a five-mile radius MOTTO NASHVILLE DOWNTOWN Note: Supply growth as defined by the Company. Graph represents percentage of Apple Hospitality REIT portfolio of hotels with one or more upper midscale, upscale or upper upscale new construction projects underway within a five-mile radius. Supply growth well below historical average for our portfolio Portfolio Exposure to New Supply

INDUSTRY-LEADING ASSET MANAGEMENT Analytical, data-driven asset management to maximize property-level performance Scale to negotiate attractive national contracts Strategic revenue management to optimize mix of business and maximize bottom-line performance Strong regional and national third-party operators with readily terminable contracts and flexibility to align performance goals Optionality to consolidate hotels under select third-party managers in multi-property markets to leverage regional expertise, gain operating efficiencies, and enhance overall portfolio performance Strategic Asset Management Approach Best-in-Class Operators 100% of Apple Hospitality’s portfolio operated by third-party property managers 100% of hotels independent of brand management 16 operating companies provide a platform for comparative analytics and shared best practices 24% of operators’ portfolios represented by Apple Hospitality on average Note: Management company information as of October 1, 2026. HOMEWOOD SUITES STAFFORD SUGAR LAND

PROPRIETARY MANAGEMENT AGREEMENT STRUCTURE RESIDENCE INN TUSTIN ORANGE COUNTY Our unique management company contract structure better aligns owner and operator to maximize performance in all market environments. APLE’s Management Company Contract Structure Industry Standard Structure Variable Management Fee 2.5% - 3.5% of revenues based on property’s balanced scorecard performance Balanced Scorecard Metrics: Gross operating profit budget variance STR market target index growth and target rank Guest satisfaction/online review scores Flex/flow percent versus budgeted gross operating profit More than 90% of our hotels operate under this structure. Contract terms average two years and are terminable upon sale. APLE originally implemented this contract structure in 2016. Base Management Fee Typically 3% of revenues + Incentive Management Fee % of operating profit above an owner’s priority return COURTYARD AND RESIDENCE INN RICHMOND DOWNTOWN COURTYARD PHOENIX CHANDLER/FASHION CENTER

BALANCE SHEET POISED FOR FUTURE GROWTH Resilient cash flow through economic cycles has preserved balance sheet strength and equity value, without dilutive equity or debt issuance Conservative capital structure with staggered maturities lowers capital costs As of September 30, 2026, 60% of outstanding debt fixed or hedged and 207 hotels unencumbered In July 2026, the Company refinanced its existing unsecured $1.2 billion credit facility, increasing the total credit facility to approximately $1.3 billion and extending and staggering the maturity dates while achieving improved pricing terms Also in July 2026, the Company amended and restated its $130 million term loan, increasing the amount of the term loan to $160 million and extending the maturity date by seven years Following the completion of the refinancing transactions, the Company has no significant debt maturities until 2029 and has no outstanding borrowings under its $700 million revolving credit facility, preserving substantial available liquidity to support the Company’s long-term growth strategy Reauthorized and extended ATM Program in Q1 2024, providing availability for the issuance of common shares up to $500 million Growing operating cash flow and proceeds from strategic dispositions further enhance capacity for growth while preserving balance sheet strength Poised to be acquisitive and optimize portfolio through opportunistic transactions HOME2 SUITES ANCHORAGE/MIDTOWN

Debt Composition(1) STRONG BALANCE SHEET & LIQUIDITY POSITION Based on balances and hotels owned as of September 30, 2026, excluding unamortized debt issuance costs. Excludes yearly amortization. Term loans include Senior Notes. In October 2026, the Company repaid in full one mortgage loan secured by three of its properties, for a total of approximately $50 million, bringing the number of unencumbered hotels in the Company’s portfolio as of October 31, 2026, to 210. Interest rate includes effect of interest rate swaps and SOFR rate in effect at September 30, 2026. Debt Maturity Schedule (1) ($ in millions) 207 Hotels Unencumbered Hotels: 2 Keys: 325 Rate: 3.9% Low debt and staggered maturities facilitate agile balance sheet strategy Strong liquidity position for opportunistic growth and after Total Liquidity (1) ($ in millions) Total Available Revolver Capacity Cash and Cash Equivalents on Hand Total Liquidity Hotels: 3 Keys: 612 Rate: 3.6% Term Loan Rate: 3.9%(3) Hotels: 2 Keys: 319 Rate: 3.7% Term Loan Rate: 5.3%(3) Hotels: 2 Keys: 210 Rate: 3.4% Term Loan Rate: 4.9%(3) Term Loan Rate: 5.3%(3) (2) (2)

EFFECTIVE PORTFOLIO MANAGEMENT & STRATEGIC GROWTH HOMEWOOD SUITES TAMPA-BRANDON ACCRETIVE ACQUISITIONS DISCIPLINED FUNDING Newer-vintage and value-add rooms-focused hotels Diversification across markets with durable demand and favorable supply dynamics Value creation through scale ownership, renovation expertise and operator relationships Dispose of older, lower-growth hotels ahead of major reinvestment needs Redeploy proceeds into higher-quality assets with stronger growth profiles STRATEGIC CAPITAL RECYCLING Retained cash flow after CapEx and distributions Disposition proceeds and balance sheet capacity, while maintaining low leverage Equity issuance only when accretive and tied to a specific use of proceeds Disciplined capital allocation optimizes portfolio, drives earnings growth and enhances total shareholder returns over the long term

VALUE CREATION THROUGH DISCIPLINED CAPITAL ALLOCATION AND PORTFOLIO MANAGEMENT Pre-COVID Portfolio Dispositions Acquisitions(1) Comparable Portfolio Number of Hotels(2) 230 39 24 215 Average Hotel Age(3) 14 years 18 years 4 years 18 years Average Guest Room Count 128 107 170 136 RevPAR(4) $105 $67 $143 $123 Adjusted Hotel EBITDA Margin(4)(5) 37% 24% 39% 35% Going-In Price $399M $1.2B Going-In EBITDA Multiple(4)(5) 15.9x 11.7x Going-In Cap Rate(4)(6) 5% 8% CapEx Spend per Key $28K $6K All-In Cap Rate(4)(7) 4% 7.5% EBITDA Yield After LTD CapEx(4)(5) 8.5% Financial and valuation metrics exclude the Motto Nashville Downtown, which opened in December 2025 and continues to ramp operational performance. Excludes the Company’s independent boutique hotel in New York, New York. Pre-COVID Portfolio reflects age at February 2020, Dispositions and Acquisitions reflect age at transaction date, Comparable Hotels Portfolio reflects age at September 2026. Pre-COVID Portfolio reflects TTM at February 29, 2020, Dispositions reflect TTM at transaction date, Acquisitions and Comparable Hotels Portfolio are TTM at September 30, 2026. See explanation and reconciliation of Adjusted Hotel EBITDA to net income included in subsequent pages and applicable Company filings. Reflects Hotel NOI, including a 4% FF&E reserve, divided by the purchase price. Reflects Hotel NOI, including a 4% FF&E reserve, divided by the sum of the purchase price and PIP estimate. Dispositions and Acquisitions reflect TTM Adjusted Hotel EBITDA at transaction date. Dispositions reflect an all-in multiple, including PIP estimate, and Acquisitions reflect a going-in multiple. Share Repurchases and Share Issuances reflect TTM EBITDA, net debt and share count as of quarter end at time of repurchase or issuance. Post-Pandemic Strategic Acquisitions and Opportunistic Dispositions Enhance Portfolio Value Returning Capital to Shareholders and Investing in the Portfolio January 2023 through September 2026 > $892 million Dividends paid to shareholders ~ $301 million Capital reinvested in the portfolio While Maintaining a Strong, Flexible Balance Sheet at September 30, 2026 3.0x Net Debt to TTM EBITDA $743 million Available liquidity Disciplined Capital Allocation January 2023 through September 2026 (1) (5)(8)

24 hotels purchased for approximately $1.2 billion(1) 16 acquisitions not open or stabilized in 2019 Our acquisition and disposition activity since the start of the pandemic has optimized our portfolio by lowering the average age of our assets, reducing near-term CapEx and increasing exposure to markets we anticipate will outperform over the next cycle while maintaining the strength and flexibility of our balance sheet. 8.5% TTM yield after CapEx(2) 39 hotels sold for approximately $399 million 4 yrs average age at time of acquisition ALOFT PORTLAND DOWNTOWN WATERFRONT ME HILTON GARDEN INN MEMPHIS DOWNTOWN BEALE STREET HILTON GARDEN INN FORT WORTH MEDICAL CENTER AC HOTEL LOUISVILLE DOWNTOWN AC HOTEL PITTSBURGH DOWNTOWN HILTON GARDEN INN MADISON DOWNTOWN AC HOTEL PORTLAND DOWNTOWN/WATERFRONT, ME HAMPTON INN & SUITES PORTLAND-PEARL DISTRICT HYATT HOUSE AND HYATT PLACE TEMPE / PHOENIX / UNIVERSITY HAMPTON INN & SUITES AND HOME2 SUITES CAPE CANAVERAL CRUISE PORT HYATT PLACE GREENVILLE DOWNTOWN HOMEWOOD SUITES FORT WORTH - MEDICAL CENTER, TX NET ACQUIRER SINCE ONSET OF PANDEMIC COURTYARD CLEVELAND UNIVERSITY CIRCLE HYATT HOUSE SALT LAKE CITY/ DOWNTOWN COURTYARD SALT LAKE CITY DOWNTOWN RESIDENCE INN SEATTLE SOUTH/ RENTON Includes the purchase of a parking garage for approximately $9.1 million which serves the Hyatt House Salt Lake City/Downtown, the Courtyard Salt Lake City Downtown and the surrounding area. Financial and valuation metrics exclude the Motto Nashville Downtown, which opened in December 2025 and continues to ramp operational performance. EMBASSY SUITES SOUTH JORDAN SALT LAKE CITY SPRINGHILL SUITES LAS VEGAS CONVENTION CENTER AC HOTEL WASHINGTON DC CONVENTION CENTER EMBASSY SUITES MADISON DOWNTOWN HOMEWOOD SUITES TAMPA-BRANDON MOTTO NASHVILLE DOWNTOWN

OVERVIEW 160-room(2) AC Hotel by Marriott ® under development in Anchorage, Alaska, for an anticipated total purchase price of $65.5 million, or approximately $409,000 per key Ideally located in Anchorage near the Company’s Embassy Suites by Hilton Anchorage and Home2 Suites by Hilton Anchorage/Midtown The Anchorage market has been one of the Company’s top performing, highest RevPAR markets, with both strong leisure and business demand driving overall performance Forward commitment with trusted developer Timeline: Anticipated completion of construction in the fourth quarter 2027 Location type: Suburban Primary demand generators include: Leisure Air Cargo Government/Military Oil & Gas AC HOTEL BY MARRIOTT ANCHORAGE, AK(1) There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that a closing on this hotel will occur under the outstanding purchase agreement. Hotel under development. Number of rooms represents number of rooms expected upon completion. ACQUISITIONS UNDER CONTRACT Renderings

OVERVIEW 237-room(1) AC Hotel by Marriott® and 160-room(1) Residence Inn by Marriott® under development in Las Vegas, Nevada, for an anticipated total purchase price of $143.7 million, or approximately $362,000 per key The hotels will be developed on the land the Company owns adjacent to its SpringHill Suites by Marriott Las Vegas Convention Center and will benefit from a variety of operational synergies and both business and leisure demand generators Development and forward commitment with trusted developer Timeline: Anticipated completion of construction in the third quarter 2028 Location type: Resort Primary demand generators include: Leisure Conventions Professional Sporting Events Entertainment AC HOTEL & RESIDENCE INN BY MARRIOTT LAS VEGAS, NV Hotels are under development. Number of rooms represents number of rooms expected upon completion. ACQUISITIONS UNDER CONTRACT Renderings

Apple REIT Companies Transaction History 1999 – November 5, 2026 458 TOTAL HOTELS ACQUIRED 242 TOTAL HOTELS SOLD 216 CURRENT HOTEL PORTFOLIO 4 REITS SOLD IN 3 TRANSACTIONS 4 REITS MERGED TO FORM CURRENT APLE MORE THAN 25-YEAR TRACK RECORD OF HOTEL TRANSACTIONS Note: Hotel transactions by the various Apple REIT Companies since the first hospitality REIT in 1999. In 2014, Apple REIT Seven, Inc. and Apple REIT Eight, Inc. merged into Apple REIT Nine, Inc. and the company was renamed Apple Hospitality REIT, Inc. In 2016, Apple REIT Ten, Inc. merged into Apple Hospitality REIT, Inc. HOMEWOOD SUITES NEW ORLEANS Having purchased as many as 74 hotels in a single year through individual hotel and small portfolio transactions, Apple has the experience to meaningfully grow the portfolio

WELL-MAINTAINED PORTFOLIO HOMEWOOD SUITES HUNTSVILLE-VILLAGE OF PROVIDENCE The Tripadvisor® rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through September 30, 2026. Average Effective Age represents years since hotels were built or last renovated. Average actual age of hotels is 18 years. Statistics based on all Upscale and Upper Midscale hotels owned by the Company, Apple REIT Seven, Inc., Apple REIT Eight, Inc., or Apple REIT Ten, Inc. for the period owned. Statistics based on the period 2011 – 2025. 5 Years Quality portfolio with average effective age of 5 years.(2) 75% of APLE’s hotels were built or renovated in the last 8 years. Upscale and Upper Midscale Reinvestment Statistics(3) Average Annual Spend as % of Revenue 5.4% Average % of Hotels Renovated Annually 10.0% Average % of Room Nights Out of Service for Renovations < 1.0% Cumulative Spend $869 million WELL-MAINTAINED, INSTITUTIONAL-QUALITY PORTFOLIO 4.3 out of 5.0 weighted average Tripadvisor® rating(1) Consistent reinvestment enhances long-term value and leads to traveler satisfaction outperformance Experienced team utilizes advantages of scale ownership to control costs and maximize impact of dollars spent Projects are implemented during periods of seasonally lower demand to minimize revenue displacement End results maximize competitiveness within our markets and further drive EBITDA growth COURTYARD CAROLINA BEACH OCEANFRONT RESIDENCE INN BOSTON MARLBOROUGH

U.S. HOTEL FORECAST U.S. Hotel Forecast HILTON GARDEN INN DENVER DOWNTOWN Source: STR; © 2026 CoStar Group; Tourism Economics. Published August 2026. 2025 Actual 2026 Forecast 2027 Forecast Occupancy 62.3% 63.1% 63.4% ADR Change (YOY) +1.0% +3.1% +1.6% RevPAR Change (YOY) -0.2% +4.4% +2.1%

MOTTO NASHVILLE DOWNTOWN CORPORATE RESPONSIBILITY INITIATIVES We own one of the largest and most geographically diverse portfolios of rooms-focused hotels in the United States and are dedicated to making a positive impact on the many communities our hotels serve. We are mindful of our environmental footprint and committed to reducing our impact over time. We have always worked to uphold high environmental, social and governance standards and believe these key areas of focus are an integral part of driving long-term value for our shareholders. We are committed to continuous improvement, and it is our expectation that we will continue to enhance and expand our corporate responsibility disclosures as our progress deepens and industry-wide standards evolve. Our Corporate Responsibility Report details our commitment to enhancing long-term shareholder value through responsible investment, environmental stewardship, strong governance and ethics, and the ongoing support of our corporate employees, hotel associates, hotel guests, communities, and other stakeholders. The Company’s 2026 Corporate Responsibility Report utilizes both the Global Reporting Initiative (“GRI”) Standards and Task Force on Climate-related Financial Disclosures (“TCFD”) to provide a comprehensive overview of the Company’s corporate responsibility performance and climate-related risk management. Apple Hospitality’s enhanced disclosures are intended to provide stakeholders with a better understanding of the Company’s strategy, policies, programs, procedures, performance and initiatives related to environmental stewardship, social responsibility, and corporate governance and resiliency. The Company’s 2026 Corporate Responsibility Report and other related materials can be found within the Corporate Responsibility section of our website.

ENVIRONMENTAL STEWARDSHIP Apple Hospitality is committed to enhancing and incorporating sustainability opportunities into our investment and asset management strategies, with a focus on minimizing our environmental impact through reductions in energy and water usage and through improvements in waste management. HOMEWOOD SUITES RALEIGH-DURHAM AP/RESEARCH TRIANGLE The Company has in place an Environmental Policy and a Vendor Code of Conduct. A formal energy management program was established in 2018 to ensure that energy, water and waste management are a priority not only within the Company, but also with our management companies and brands. Apple Hospitality Key Metrics for 2025(1) Approximately 20 Million Square Feet Total Energy Consumption: 393,000 MWh Total Energy Intensity per Square Foot: 19.92 kWh Combined Scope 1 and 2 Emissions: 108,426 metric tons of CO2 equivalents Emissions Intensity per Square Foot: 5.50 kg Portfolio Enrolled in ENERGY STAR® Portfolio Manager® : 100% Water Withdrawal: 954,000 kgal Water Intensity per Occupied Room: 0.12 kgal Diversion Rate(2): 14% With 19.82 total kWh per square foot in 2024 as compared to an average of 25.89 total kWh per square foot reported by full-service REITs for 2024, the rooms-focused hotels we invest in are more operationally and environmentally efficient than full-service hotels.(3)  Additionally, Apple Hospitality’s 2025 average total utility cost of $6.40 per occupied room highlights both the Company’s efforts to operate its hotels effectively and the inherent efficiency of the buildings.  Average utility costs per occupied room Full-Service Hotels(4)  $12.63 Limited-Service Hotels(4)(5)  $6.74 APLE(4)  $6.40 Statistics are based on the Company’s portfolio of hotels owned in 2025 for period of ownership. Based on measured waste data (measured waste data is representative of 43% of the total portfolio). Includes average of total kWh per square foot as reported for 2024 by DRH, HST, PK, PEB, SHO and XHR. Full-Service Hotels and Limited-Service Hotels based on 2024 data published by STR in 2025. APLE data based on 2025 actual results for all hotels owned in 2025. Average Upscale and Upper-Midscale Class. HILTON GARDEN INN MACON / MERCER UNIVERSITY

SOCIAL RESPONSIBILITY Apple Hospitality REIT has always been firmly committed to strengthening communities through charitable giving, by volunteering our time and talents, and by participating in the many philanthropic programs important to our employees and leaders within our industry, including our brands, the American Hotel & Lodging Association (AHLA), the AHLA Foundation and our third-party management companies. We are dedicated to making a positive impact throughout our Company, the hotel industry, our local community and the many communities our hotels serve. Key Metrics for Apple Hospitality since 2017 We are thoughtful in our interactions with others and know that strong, caring relationships are the core of our industry. Apple Gives, an employee-led charitable organization, was formed in 2017 to expand our impact and further advance the achievement of our corporate philanthropic goals. 1,000+ HOURS volunteered BY APPLE HOSPITALITY EMPLOYEES 160+ Nonprofit organizations helped BY APPLE HOSPITALITY Management Companies Brand Initiatives The Company has in place a Health, Safety and Well-Being Policy, a Human Rights Policy and a Vendor Code of Conduct. We support and empower one another, embracing diversity of opinion and background. HILTON GARDEN INN AND HOMEWOOD SUITES OKLAHOMA CITY-BRICKTOWN, OK Local Community Outreach Industry Involvement COURTYARD AND FAIRFIELD INN & SUITES PHOENIX CHANDLER/FASHION CENTER HAMPTON INN FT. LAUDERDALE/DOWNTOWN LAS OLAS AREA

Board of Directors with Effective Experience Glade M. Knight – Executive Chairman Founder, Apple Hospitality REIT; Former Chairman/CEO, Cornerstone Realty NYSE: TCR Justin G. Knight – Director Chief Executive Officer, Apple Hospitality REIT Glenn W. Bunting – Director President, GB Corporation Jon A. Fosheim – Director Co-founder, Green Street Carolyn B. Handlon – Director Former Executive Vice President, Finance & Global Treasurer, Marriott International, Inc. Blythe J. McGarvie – Lead Independent Director Founder and Former Chief Executive Officer, Leadership for International Finance L. Hugh Redd – Director Former Senior Vice President & Chief Financial Officer, General Dynamics Howard E. Woolley – Director President and Chief Executive Officer, Howard Woolley Group, LLC GOVERNANCE Corporate Governance Aligns with Shareholders Audit, Compensation and Corporate Governance Committees are independent Regular executive sessions of independent directors De-staggered Board allows for annual elections of directors Required resignation of an incumbent director not receiving majority of votes cast in election 77% of executive target compensation is incentive based, with 50% based on shareholder returns Required share ownership of: 5 times base salary for CEO, 3 times base salary for other executive officers, and 4 times base cash compensation for directors Opted out of Virginia law requiring supermajority vote for specified transactions Alignment with the best interests of our shareholders is at the forefront of our values. HYATT HOUSE AND HYATT PLACE TEMPE / PHOENIX / UNIVERSITY

APPENDIX COURTYARD PHILADELPHIA VALLEY FORGE/COLLEGEVILLE

24 Hotels Acquired Since Beginning of 2020 Brand Location Rooms Date Opened Date Acquired Purchase Price Hampton Inn & Suites(1)(2) Cape Canaveral, FL 116 April 2020 April 2020 $46.7 million Home2 Suites(1)(2) Cape Canaveral, FL 108 April 2020 April 2020 Hyatt House(1)(2) Tempe, AZ 105 August 2020 August 2020 $64.6 million Hyatt Place(1)(2) Tempe, AZ 154 August 2020 August 2020 Hilton Garden Inn(2) Madison, WI 176 February 2021 February 2021 $49.6 million AC Hotels Portland, ME 178 July 2018 August 2021 $66.8 million Hyatt Place Greenville, SC 130 December 2018 September 2021 $30.0 million Aloft Portland, ME 157 September 2021 September 2021 $51.2 million Hilton Garden Inn Memphis, TN 150 January 2019 October 2021 $38.0 million Hilton Garden Inn Fort Worth, TX 157 April 2012 November 2021 $29.5 million Homewood Suites Fort Worth, TX 112 June 2013 November 2021 $21.5 million Hampton Inn & Suites Portland, OR 243 September 2017 November 2021 $75.0 million AC Hotels Louisville, KY 156 April 2018 October 2022 $51.0 million AC Hotels Pittsburgh, PA 134 July 2018 October 2022 $34.0 million Courtyard Cleveland, OH 154 April 2013 June 2023 $31.0 million Courtyard Salt Lake City, UT 175 October 2015 October 2023 $48.1 million Hyatt House Salt Lake City, UT 159 January 2015 October 2023 $34.3 million Parking Garage Salt Lake City, UT October 2023 $9.1 million Residence Inn Renton, WA 146 August 2019 October 2023 $55.5 million Embassy Suites South Jordan, UT 192 March 2018 November 2023 $36.8 million SpringHill Suites(5) Las Vegas, NV 300 October 2009 December 2023 $75.0 million AC Hotels Washington, DC 234 October 2020 March 2024 $116.8 million Embassy Suites Madison, WI 262 June 2024 June 2024 $79.5 million Homewood Suites Tampa, FL 126 September 2006 June 2025 $18.8 million Motto Nashville, TN 260 December 2025 December 2025 $98.2 million Total 4,084 $1.2 billion These two hotels comprise a dual-branded property at one location. Contract entered into prior to 2020. There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that closings on these hotels will occur under the outstanding purchase and development agreements. Number of rooms represents number of rooms expected upon completion. In the second quarter of 2024, the property converted a meeting room into a guest room, increasing the number of guest rooms from 299 at acquisition to 300. Hotels Under Contract for Purchase(3) Brand Location Rooms Date Opened Anticipated Acquisition Date Purchase Price AC Hotels(4) Anchorage, AK 160 Under Development Q4 2027 $65.5 million AC Hotels(1)(4) Las Vegas, NV 237 Under Development Q3 2028 $143.7 million Residence Inn(1)(4) Las Vegas, NV 160 Under Development Q3 2028 Total 557 $209.2 million RECENT ACQUISITION ACTIVITY HYATT HOUSE AND HYATT PLACE TEMPE / PHOENIX / UNIVERSITY ALOFT PORTLAND DOWNTOWN WATERFRONT ME HAMPTON INN & SUITES CAPE CANAVERAL CRUISE PORT HAMPTON INN & SUITES PORTLAND-PEARL DISTRICT

41 Hotels Sold Since Beginning of 2020 Brand Location Rooms Age at Time of Sale Date Sold Sales Price SpringHill Suites Sanford, FL 105 20 yrs January 2020 $13.0 million SpringHill Suites Boise, ID 230 25 yrs February 2020 $32.0 million Hampton Inn & Suites Tulare, CA 86 12 yrs December 2020 $10.3 million Homewood Suites Charlotte, NC 118 30 yrs February 2021 $10.3 million Homewood Suites Memphis, TN 140 31 yrs March 2021 $8.0 million SpringHill Suites Overland Park, KS 102 23 yrs April 2021 $5.3 million Hilton Garden Inn Montgomery, AL 97 18 yrs July 2021 $211.0 million Homewood Suites Montgomery, AL 91 17 yrs Residence Inn Rogers, AR 88 18 yrs Courtyard Phoenix, AZ 127 13 yrs Courtyard Lakeland, FL 78 21 yrs Fairfield Inn & Suites Albany, GA 87 11 yrs Hilton Garden Inn Schaumburg, IL 166 13 yrs SpringHill Suites Andover, MA 136 20 yrs Residence Inn Fayetteville, NC 92 15 yrs Residence Inn Greenville, SC 78 23 yrs Hampton Inn & Suites Jackson, TN 85 14 yrs Courtyard Johnson City, TN 90 12 yrs Hampton Inn & Suites Allen, TX 103 15 yrs Hilton Garden Inn Allen, TX 150 19 yrs Residence Inn Beaumont, TX 133 13 yrs Hampton Inn & Suites Burleson/Fort Worth, TX 88 13 yrs Hilton Garden Inn El Paso, TX 145 10 yrs Homewood Suites Irving, TX 77 15 yrs SpringHill Suites Richmond, VA 103 13 yrs SpringHill Suites Vancouver, WA 119 14 yrs Independent Richmond, VA 55 34 yrs September 2022 $8.5 million Homewood Suites Rogers, AR 126 17 yrs February 2024 $33.5 million Hampton Inn Rogers, AR 122 25 yrs SpringHill Suites Greensboro, NC 82 19 yrs May 2024 $7.1 million Courtyard Wichita, KS 90 24 yrs November 2024 $3.1 million TownePlace Suites Knoxville, TN 97 21 yrs December 2024 $9.4 million Hilton Garden Inn Austin, TX 117 16 yrs December 2024 $10.4 million Homewood Suites Chattanooga, TN 76 27 yrs February 2025 $8.3 million SpringHill Suites Fishers, IN 130 17 yrs March 2025 $12.7 million Marriott Houston, TX 206 15 yrs August 2025 $16.0 million Hampton Inn & Suites Clovis, CA 86 16 yrs November 2025 $8.3 million Homewood Suites Clovis, CA 83 15 yrs November 2025 $12.0 million Hampton Inn & Suites Cedar Rapids, IA 103 16 yrs November 2025 $16.1 million Homewood Suites Cedar Rapids, IA 95 15 yrs Hampton Inn & Suites Rochester, MN 124 16 yrs April 2026 $8.7 million Total 4,506 Avg age 18 yrs $444.0 million RECENT DISPOSITION ACTIVITY 20-Hotel Portfolio Sale Hotels Under Contract for Sale(1) Brand Location Rooms Age at Time of Sale Anticipated Sale Date Sales Price Fairfield Inn Santa Clarita, CA 66 29 yrs Q4 2026 $42.0 million Hampton Inn Santa Clarita, CA 128 38 yrs Q4 2026 Residence Inn Santa Clarita, CA 90 29 yrs Q4 2026 Hampton Inn & Suites Davenport, IA 103 19 yrs Q4 2026 $8.3 million Hilton Garden Inn Sacramento, CA 153 27 yrs Q4 2026 $21.5 million Total 540 29 yrs $71.8 million There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that closings on these hotels will occur under the outstanding sale agreements. FAIRFIELD INN SANTA CLARITA VALENCIA HAMPTON INN & SUITES DAVENPORT HILTON GARDEN INN SACRAMENTO/ SOUTH NATOMAS

Comparable Hotels Quarterly Operating Metrics and Statistical Data (Unaudited) (in thousands, except statistical data) 2025 2026 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Operating income (Actual) $50,859 $84,851 $72,497 $49,597 $48,013 $88,154 $82,198 Operating margin % (Actual) 15.5% 22.1% 19.4% 15.2% 14.2% 21.9% 20.6% Comparable Hotels Total Revenue $318,647 $374,052 $363,763 $319,820 $332,998 $397,725 $393,571 Comparable Hotels Total Operating Expenses 215,203 235,854 236,603 220,323 225,436 245,756 247,714 Comparable Hotels Adjusted Hotel EBITDA $103,444 $138,198 $127,160 $99,497 $107,562 $151,969 $145,857 Comparable Hotels Adjusted Hotel EBITDA Margin % 32.5% 36.9% 35.0% 31.1% 32.3% 38.2% 37.1% ADR (Comparable Hotels) $157.26 $164.29 $163.45 $153.39 $157.63 $170.15 $170.53 Occupancy (Comparable Hotels) 71.2% 78.7% 76.2% 70.4% 72.7% 80.1% 78.3% RevPAR (Comparable Hotels) $112.01 $129.23 $124.55 $107.95 $114.66 $136.24 $133.60 ADR (Actual) $156.24 $163.56 $162.70 $152.86 $157.19 $169.87 $170.25 Occupancy (Actual) 71.1% 78.6% 76.2% 70.5% 72.8% 80.1% 78.5% RevPAR (Actual) $111.04 $128.59 $124.03 $107.81 $114.43 $136.13 $133.58 Reconciliation to Actual Results Total Revenue (Actual) $327,702 $384,370 $373,878 $326,436 $337,741 $402,553 $398,332 Revenue from acquisitions prior to ownership 1,887 1,065 - - - - - Revenue from dispositions/assets held for sale (10,942) (11,383) (10,115) (6,616) (4,743) (4,828) (4,761) Comparable Hotels Total Revenue $318,647 $374,052 $363,763 $319,820 $332,998 $397,725 $393,571 Adjusted Hotel EBITDA (AHEBITDA) (Actual) (1) $105,265 $141,070 $129,602 $100,588 $108,479 $153,302 $147,369 AHEBITDA from acquisitions prior to ownership 897 246 - - - - - AHEBITDA from dispositions/assets held for sale (2,059) (3,118) (2,442) (1,091) (917) (1,333) (1,512) AHEBITDA from New York Property (2) (659) - - - - - - Comparable Hotels AHEBITDA $103,444 $138,198 $127,160 $99,497 $107,562 $151,969 $145,857 Represents the Company's actual Adjusted Hotel EBITDA, which excludes Adjusted EBITDAre from the Company's independent boutique hotel in New York, New York (the "New York Property") from the second half of 2023 through the first quarter of 2025, due to leasing the property to a third-party hotel operator for all hotel operations. Beginning in the second quarter of 2025, Adjusted Hotel EBITDA includes hotel operations from the New York Property. Represents the inclusion of Adjusted Hotel EBITDA from the New York Property prior to the second quarter of 2025, when the Company regained possession of the hotel from a third-party hotel operator. Note: Comparable Hotels is defined as the 212 hotels owned and held for use by the Company as of September 30, 2026. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions and assets held for sale, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of net income to non-GAAP financial measures is included in the following pages.

SAME STORE Hotels Quarterly Operating Metrics and Statistical Data (Unaudited) (in thousands, except statistical data) Represents revenue from the New York Property, which from the second half of 2023 through the first quarter of 2025 was considered lease revenue from a lease to a third-party hotel operator of the property, during which time the property was referred to as the “non-hotel property.” Since the second quarter of 2025, this represents revenue consistent with hotel operations from the New York Property. Represents the Company's actual Adjusted Hotel EBITDA, which excludes Adjusted EBITDAre from the New York Property from the second half of 2023 through the first quarter of 2025, due to leasing the property to a third-party hotel operator for all hotel operations. Beginning in the second quarter of 2025, Adjusted Hotel EBITDA includes hotel operations from the New York Property. Represents Adjusted Hotel EBITDA from the New York Property since the second quarter of 2025, subsequent to the Company regaining possession of the hotel from a third-party hotel operator. Note: Same Store Hotels is defined as the 209 hotels owned and held for use by the Company as of January 1, 2025, and during the entirety of the periods being compared, and excludes the New York Property recovered during the second quarter 2025 from a third-party hotel operator. This information has not been audited. Reconciliation of net income to non-GAAP financial measures is included in the following pages. 2025 2026 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Operating income (Actual) $50,859 $84,851 $72,497 $49,597 $48,013 $88,154 $82,198 Operating margin % (Actual) 15.5% 22.1% 19.4% 15.2% 14.2% 21.9% 20.6% Same Store Hotels Total Revenue $316,374 $369,261 $358,388 $313,189 $326,794 $386,923 $383,829 Same Store Hotels Total Operating Expenses 213,168 230,290 231,529 214,998 218,874 237,854 240,037 Same Store Hotels Adjusted Hotel EBITDA $103,206 $138,971 $126,859 $98,191 $107,920 $149,069 $143,792 Same Store Hotels Adjusted Hotel EBITDA Margin % 32.6% 37.6% 35.4% 31.4% 33.0% 38.5% 37.5% ADR (Same Store Hotels) $157.06 $164.18 $163.22 $152.34 $157.52 $169.11 $169.74 Occupancy (Same Store Hotels) 71.2% 78.6% 76.1% 70.4% 73.1% 80.2% 78.5% RevPAR (Same Store Hotels) $111.77 $129.12 $124.28 $107.18 $115.10 $135.55 $133.26 ADR (Actual) $156.24 $163.56 $162.70 $152.86 $157.19 $169.87 $170.25 Occupancy (Actual) 71.1% 78.6% 76.2% 70.5% 72.8% 80.1% 78.5% RevPAR (Actual) $111.04 $128.59 $124.03 $107.81 $114.43 $136.13 $133.58 Reconciliation to Actual Results Total Revenue (Actual) $327,702 $384,370 $373,878 $326,436 $337,741 $402,553 $398,332 Revenue from acquisitions - (236) (1,201) (1,211) (3,572) (5,874) (4,962) Revenue from dispositions/assets held for sale (10,942) (11,383) (10,115) (6,616) (4,743) (4,828) (4,761) Revenue from non-hotel property and New York Property (1) (386) (3,490) (4,174) (5,420) (2,632) (4,928) (4,780) Same Store Hotels Total Revenue $316,374 $369,261 $358,388 $313,189 $326,794 $386,923 $383,829 Adjusted Hotel EBITDA (AHEBITDA) (Actual) (2) $105,265 $141,070 $129,602 $100,588 $108,479 $153,302 $147,369 AHEBITDA from acquisitions - (97) (202) (43) (729) (2,135) (1,509) AHEBITDA from dispositions/assets held for sale (2,059) (3,118) (2,442) (1,091) (917) (1,333) (1,512) AHEBITDA from New York Property (3) - 1,116 (99) (1,263) 1,087 (765) (556) Same Store Hotels AHEBITDA $103,206 $138,971 $126,859 $98,191 $107,920 $149,069 $143,792

RECONCILIATION OF NET INCOME TO EBITDA, EBITDAre, ADJUSTED EBITDAre AND ADJUSTED HOTEL EBITDA THE FOLLOWING TABLE RECONCILES THE COMPANY’S GAAP NET INCOME TO EBITDA, EBITDAre, ADJUSTED EBITDAre AND ADJUSTED HOTEL EBITDA ON A QUARTERLY BASIS FOR 2025 AND 2026 (Unaudited) (in thousands) 2025 2026 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net income $31,221 $63,648 $50,880 $29,615 $27,699 $67,077 $60,473 Depreciation and amortization 47,941 48,022 48,100 48,564 49,537 49,652 49,809 Amortization of favorable and unfavorable operating leases, net 102 102 102 102 102 102 102 Interest and other expense, net 19,397 20,963 21,375 19,746 20,072 20,817 21,467 Income tax expense 241 240 242 236 242 260 258 EBITDA 98,902 132,975 120,699 98,263 97,652 137,908 132,109 Gain on sale of real estate (3,557) - (4,380) (5,179) - (112) - Impairment of depreciable real estate - - 5,724 - - 2,319 4,317 EBITDAre 95,345 132,975 122,043 93,084 97,652 140,115 136,426 Non-cash straight-line operating ground lease expense 33 31 31 31 31 28 28 Share-based compensation expense (1) 3,068 1,404 1,264 1,965 2,914 4,365 3,230 Adjusted EBITDAre 98,446 134,410 123,338 95,080 100,597 144,508 139,684 Corporate expense 6,160 6,660 6,264 5,508 7,882 8,794 7,685 Adjusted EBITDAre from non-hotel property (2) 659 - - - - - - Adjusted Hotel EBITDA $105,265 $141,070 $129,602 $100,588 $108,479 $153,302 $147,369 Effective January 1, 2026, in calculating Adjusted EBITDAre, the Company began to exclude share-based compensation expense, as it represents a non-cash transaction and the add-back to net income is consistent with the calculation of Adjusted EBITDA for the Company’s financial covenant ratios under its credit facilities and consistent with the presentation of Adjusted EBITDA for the majority of other public lodging REITs. Prior year results have been updated to conform with the current year presentation. Non-hotel property consists of the results of the New York Property that was leased to a third-party hotel operator before possession was recovered and operations reinstated through a third-party manager on April 4, 2025. This property’s Adjusted EBITDAre results are not included in Adjusted Hotel EBITDA beginning with the second half of 2023 through the first quarter of 2025. Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

RECONCILIATION OF NET INCOME TO FFO AND MFFO THE FOLLOWING TABLE RECONCILES THE COMPANY’S GAAP NET INCOME TO FFO AND MFFO ON A QUARTERLY BASIS FOR 2025 AND 2026 (Unaudited) (in thousands, except per share amounts) Effective January 1, 2026, in calculating MFFO, the Company began to exclude share-based compensation expense, as it represents a non-cash transaction, consistent with the MFFO presentation of the majority of other public lodging REITs. Prior year results have been updated to conform with the current year presentation. Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026. 2025 2026 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net income $31,221 $63,648 $50,880 $29,615 $27,699 $67,077 $60,473 Depreciation of real estate owned 47,181 47,262 47,341 47,805 48,778 48,831 49,041 Gain on sale of real estate (3,557) - (4,380) (5,179) - (112) - Impairment of depreciable real estate - - 5,724 - - 2,319 4,317 Funds from operations 74,845 110,910 99,565 72,241 76,477 118,115 113,831 Amortization of finance ground lease assets 759 760 759 760 759 760 759 Amortization of favorable and unfavorable operating leases, net 102 102 102 102 102 102 102 Non-cash straight-line operating ground lease expense 33 31 31 31 31 28 28 Share-based compensation expense (1) 3,068 1,404 1,264 1,965 2,914 4,365 3,230 Modified funds from operations $78,807 $113,207 $101,721 $75,099 $80,283 $123,370 $117,950 Modified funds from operations per common share $0.33 $0.48 $0.43 $0.32 $0.34 $0.52 $0.50 Weighted average common shares outstanding – basic and diluted 240,067 237,659 237,072 236,405 236,112 236,151 236,171

DEFINITIONS HYATT PLACE JACKSONVILLE AIRPORT Non-GAAP Financial Measures The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations (“FFO”); Modified FFO (“MFFO”); Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”); Earnings Before Interest, Income Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”); Adjusted EBITDAre; Adjusted Hotel EBITDA; Comparable Hotels Adjusted Hotel EBITDA; and Same Store Hotels Adjusted Hotel EBITDA. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted Hotel EBITDA, Comparable Hotels Adjusted Hotel EBITDA and Same Store Hotels Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted Hotel EBITDA, Comparable Hotels Adjusted Hotel EBITDA and Same Store Hotels Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted Hotel EBITDA, Comparable Hotels Adjusted Hotel EBITDA and Same Store Hotels Adjusted Hotel EBITDA, as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company’s results between periods and with other REITs. EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes, depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the agreements governing the Company’s indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance. In addition to EBITDA, the Company also calculates and presents EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), which defines EBITDAre as EBITDA, excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), plus real estate related impairments, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. The Company presents EBITDAre because it believes that it provides further useful information to investors in comparing its operating performance between periods and between REITs that report EBITDAre using the Nareit definition. The Company also considers the exclusion of non-cash straight-line operating ground lease expense and share-based compensation expense from EBITDAre useful, as these expenses do not reflect the underlying performance of the related hotels (Adjusted EBITDAre). The Company further excludes corporate expense, defined as actual corporate-level general and administrative expense, excluding share-based compensation expense, for the Company as well as Adjusted EBITDAre from the non-hotel property (the New York Property) from Adjusted EBITDAre (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company’s hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance and it is used by management to measure the performance of the Company’s hotels and effectiveness of the operators of the hotels. In addition, Adjusted EBITDAre and Adjusted Hotel EBITDA are both components of key compensation measures of operational performance within the Company's 2026 incentive plan.

DEFINITIONS CONTINUED HAMPTON INN & SUITES PHOENIX DOWNTOWN FFO and MFFO The Company calculates and presents FFO in accordance with standards established by Nareit, which defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), extraordinary items as defined by GAAP, and the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated affiliates. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the Nareit definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders. The Company calculates MFFO by further adjusting FFO for the exclusion of amortization of finance ground lease assets, amortization of favorable and unfavorable operating leases, net, non-cash straight-line operating ground lease expense, and share-based compensation expense, as these expenses do not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance. In addition, MFFO is a component of a key compensation measure of operational performance within the Company's 2026 incentive plan. COMPARABLE HOTELS Comparable Hotels is defined as the 212 hotels owned and held for use by the Company as of September 30, 2026. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions and assets held for sale, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. SAME STORE HOTELS Same Store Hotels is defined as the 209 hotels owned and held for use by the Company as of January 1, 2025, and during the entirety of the periods being compared, and excludes the New York Property recovered during the second quarter 2025 from a third-party hotel operator. This information has not been audited.

TRADEMARK INFORMATION “AC Hotels by Marriott®,” “Aloft Hotels®,” “Courtyard by Marriott®,” “Fairfield by Marriott®,” “Fairfield Inn by Marriott®,” “Fairfield Inn & Suites by Marriott®,” “Marriott® Hotels,” “Residence Inn by Marriott®,” “SpringHill Suites by Marriott®,” and “TownePlace Suites by Marriott®” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott®” mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Marriott®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Marriott® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.   “Embassy Suites by Hilton®,” “Hampton by Hilton®,” “Hampton Inn by Hilton®,” “Hampton Inn & Suites by Hilton®,” “Hilton Garden Inn®,” “Home2 Suites by Hilton®,” “Motto by Hilton®” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to “Hilton®” mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation. “Hyatt Place®” and “Hyatt House®” are each a registered trademark of Hyatt Hotels Corporation or one of its affiliates. All references to “Hyatt®” mean Hyatt Hotels Corporation and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hyatt® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hyatt®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hyatt® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Hyatt® has not expressed any approval or disapproval regarding this presentation, and the grant by Hyatt® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hyatt® has not assumed and shall not have any liability in connection with this presentation. AC HOTEL WASHINGTON DC CONVENTION CENTER

Apple Hospitality REIT, Inc. 814 East Main Street Richmond, VA 23219 (804) 344-8121 info@applehospitalityreit.com www.applehospitalityreit.com RESIDENCE INN SAN DIEGO OCEANSIDE